EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Heritage Worldwide, Inc. (the “Company”) for the fiscal year ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2008	/s/ Jean-Claude Mas
Jean-Claude Mas
Chief Executive Officer and Chairman

Date: September 29, 2008	/s/ Claude Couty
Claude Couty
Director, Chief Financial Officer and General Manager